UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-02857

Name of Fund: BlackRock High Income Fund of BlackRock Bond Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock
High Income Fund of BlackRock Bond Fund, Inc., 40 East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2010

Date of reporting period: 09/30/2010

Item 1 – Report to Stockholders

Annual Report

BlackRock High Income Fund | of BlackRock Bond Fund, Inc.

September 30, 2010

Not FDIC Insured • No Bank Guarantee • May Lose Value

2 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Dear Shareholder

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-growth environ-
ment. The major short-term ambiguities that kept market participants on the fence — the US financial reform bill, political uncertainty, European bank stress test results, and European sovereign funding — have all abated to some degree, allowing market conditions to regain some degree of normalcy and demonstrate growth. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009.
Spanning December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The Federal Reserve Board has made it clear that additional policy action will be needed to combat the slow pace of growth, high unemployment, and deflation risks.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as uncertainty driven by mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast, brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip reces-
sion. Global equity markets saw negative quarterly returns — and for many markets, the first significant downturn since the bull market began in March
2009. As the end of the 12-month period drew near, economic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors along with the anticipation of further quantitative easing drove equity markets higher in the third quarter, with most markets recapturing their second quarter losses and moving into positive territory year-to-date. International equities turned positive, posting gains on both a six- and 12-month basis. In the US, both large and small cap equities posted robust gains for the 12-month period; however large cap stocks remain negative on a six-month basis while small caps turned positive.

In fixed income markets, yields fluctuated but generally declined over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher.
Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low inter-
est rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on
European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favor-
able supply-and-demand dynamics.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:
Total Returns as of September 30, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	(1.42)%	10.16%
US small cap equities (Russell 2000 Index)	0.25	13.35
International equities (MSCI Europe, Australasia, Far East Index)	0.20	3.27
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.13
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.20	10.23
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.05	8.16
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	5.51	5.81
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.55	18.24

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® maga-
zine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of September 30, 2010

Portfolio Management Commentary

How did the Fund perform?
• The Fund outperformed its benchmark, the Barclays Capital US
Corporate High Yield 2% Issuer Capped Index, for the 12-month period ended September 30, 2010.

What factors influenced performance?
• The Fund’s allocation to securities of distressed issuers that success-
fully emerged from debt restructurings and exposure to bonds with modest equity beta substantially boosted returns. The Fund also ben-
efited from strong security selection among lower quality speculative grade issues. On a sector basis, security selection within the home construction, aerospace & defense and health care sectors con-
tributed positively to returns.

• Detracting from performance was the Fund’s underweight in the life insurance sector and security selection within the chemicals segment.

Describe recent portfolio activity.
• During the 12-month period, we selectively participated in the robust high yield new issue calendar, as we sought to purchase higher qual-
ity deals with strong risk/reward profiles, good fundamentals and solid cash flows and earnings. We also continued to purchase new-issue senior-secured bonds offering better relative downside protection. We reduced exposure to lower quality issuers for which valuations have become less attractive and which may face pressure in the slow-growth economic environment. On a sector basis, we increased exposure to diversified financial services and reduced exposure to electric utilities.

Describe Fund positioning at period end.
• At period end, the Fund was overweight in the wireless, packing and automotive sectors, and was underweight in the technology, gaming and retailer segments.

• Overall, we hold the opinion that the high yield asset class is attrac-
tively priced for the slow structural recovery. Historically, high yield has performed well in post-recessionary periods. It is our view that the culmination of more positive economic data, improving corporate credit conditions, and declining default activity will be additionally supportive of the sector. Given the current environment, we find the high yield asset class compelling for its ability to offer attractive yields with minimal duration risk and its potential to provide returns that are on par with equities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Profile

Percent of
Corporate
Bond
Credit Quality Allocations[1]	Investments
BBB/Baa	4%
BB/Ba	34
B	48
CCC/Caa	9
Not Rated	5

Percent of
Long-Term
Portfolio Composition	Investments
Corporate Bonds	82%
Floating Rate Loan Interests	11
Other Interests	3
Preferred Stocks	2
Common Stocks	2

1 Using the higher of Standard & Poor’s Corporation (“S&P’s”) or Moody’s Investors
Service Inc. (“Moody’s”) ratings.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance its yield. However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through borrowings, including through entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s investors will benefit from the incremental net income.

Furthermore, the value of the Fund’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. If the income derived from securities purchased with assets received from leverage exceeds the cost of lever-
age, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not suf-
ficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund investors and may reduce income.

4 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
2 Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities that are rated in the lower rating categories of the established rating services, or in unrated securities that management believes are of a comparable quality.
3 This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended September 30, 2010

					Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	30-Day Yields	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	7.94%	6.53%	21.76%	N/A	7.08%	N/A	6.41%	N/A
Investor A	7.31	6.18	21.49	16.63%	6.80	5.93%	6.14	5.71%
Investor B	7.10	5.87	20.75	16.75	6.18	5.89	5.56	5.56
Investor C	6.70	5.69	20.30	19.30	5.68	5.68	5.19	5.19
Investor C1	7.00	5.84	20.70	19.70	6.13	6.13	5.50	5.50
Barclays Capital US Corporate High Yield 2%
Issuer Capped Index	—	6.55	18.24	N/A	8.39	N/A	8.09	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including financial futures contracts, swaps, options and foreign currency exchange con-
tracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical cus-
tody of securities or to hedge market, credit and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for dis-
tressed values, may limit the amount of appreciation the Fund can real-
ize on an investment or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2010 5

About Fund Performance

• Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

• Investor A Shares incur a maximum initial sales charge (front-end load)
of 4% and a service fee of 0.25% per year (but no distribution fee).

• Investor B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

• Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of
0.25% per year. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

• Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C1 Shares are subject to a distribution fee of 0.55% per year and a service fee of
0.25% per year.

Investor B and C1 Shares are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guaran-
tee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within
30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and service and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2010 and held through September 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number correspon-
ding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’
shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypo-
thetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

			Actual					Hypothetical[3]
		Including Interest Expense		Excluding Interest Expense			Including Interest Expense		Excluding Interest Expense
	Beginning	Ending		Ending		Beginning	Ending		Ending
	Account Value Account Value Expenses			Account Value	Expenses	Account Value Account Value Expenses			Account Value Expenses
	April 1,	September 30, Paid During		September 30, Paid During		April 1,	September 30, Paid During		September 30, Paid During
	2010	2010	the Period[1]	2010	the Period[2]	2010	2010	the Period[1]	2010	the Period[2]
Institutional	$1,000.00	$1,065.30	$3.62	$1,065.30	$3.57	$1,000.00	$1,021.59	$3.55	$1,021.64	$3.50
Investor A	$1,000.00	$1,061.80	$4.81	$1,061.80	$4.81	$1,000.00	$1,020.44	$4.71	$1,020.44	$4.71
Investor B	$1,000.00	$1,058.70	$7.84	$1,058.70	$7.84	$1,000.00	$1,017.48	$7.69	$1,017.48	$7.69
Investor C	$1,000.00	$1,056.90	$9.64	$1,056.90	$9.59	$1,000.00	$1,015.72	$9.45	$1,015.77	$9.40
Investor C1	$1,000.00	$1,058.40	$8.10	$1,058.40	$8.10	$1,000.00	$1,017.23	$7.94	$1,017.23	$7.94

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.70% for Institutional, 0.93% for Investor A, 1.52% for Investor B, 1.87% for
Investor C and 1.57% for Investor C1), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
2 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.69% for Institutional, 0.93% for Investor A, 1.52% for Investor B, 1.86% for
Investor C and 1.57% for Investor C1), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
3 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

6 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Schedule of Investments September 30, 2010

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Building Products — 0.3%
Masonite Worldwide Holdings (a)	77,021	$2,849,777
Chemicals — 0.2%
LyondellBasell Industries NV (a):
Class A	24,725	590,928
Class B	80,237	1,913,652
		2,504,580
Communications Equipment — 0.3%
Loral Space & Communications Ltd. (a)	51,986	2,713,669
Construction Materials — 0.0%
Nortek, Inc. (a)	4,680	187,200
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	852,625	27,284
Health Care Equipment & Supplies — 0.1%
Beckman Coulter, Inc.	13,500	658,665
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (a)	3,546	8,156
Machinery — 0.1%
Navistar International Corp. (a)	27,600	1,204,464
Paper & Forest Products — 0.4%
Ainsworth Lumber Co. Ltd. (a)	601,773	1,450,478
Ainsworth Lumber Co. Ltd. (a)(b)	691,101	1,665,789
Western Forest Products, Inc. (a)	1,280,355	391,984
Western Forest Products, Inc. (a)(b)	330,542	101,196
		3,609,447
Semiconductors & Semiconductor Equipment — 0.0%
Spansion, Inc., Class A	34,000	508,980
SunPower Corp., Class B (a)	2,142	29,688
		538,668
Software — 0.2%
HMH Holdings/EduMedia (a)	350,136	1,750,680
Wireless Telecommunication Services — 0.2%
FiberTower Corp. (a)	396,744	1,682,195
Total Common Stocks — 1.8%		17,734,785
	Par
Corporate Bonds	(000)
Aerospace & Defense — 0.4%
DynCorp International, Inc., 10.38%, 7/01/17 (b)	USD 555	552,225
GeoEye, Inc., 9.63%, 10/01/15	710	774,788
Kratos Defense & Security Solutions, Inc., 10.00%,
6/01/17	2,320	2,459,200
		3,786,213
Air Freight & Logistics — 0.6%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 8/16/15	2,945	2,945,000
Series 2, 12.38%, 8/16/15 (f)	2,945	2,945,000
		5,890,000

		Par
Corporate Bonds		(000)	Value
Airlines — 1.1%
Air Canada, 9.25%, 8/01/15 (b)	USD	3,730	$ 3,767,300
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		2,423	2,592,726
United Air Lines, Inc., 12.75%, 7/15/12		3,866	4,329,562
			10,689,588
Auto Components — 1.5%
Allison Transmission, Inc., 11.00%, 11/01/15 (b)		1,620	1,757,700
Delphi International Holdings Unsecured, 12.00%,
10/06/14		321	314,161
The Goodyear Tire & Rubber Co.:
8.25%, 8/15/20		1,710	1,799,775
8.75%, 8/15/20		1,380	1,476,600
Icahn Enterprises LP, 8.00%, 1/15/18 (c)		8,995	9,039,975
			14,388,211
Beverages — 0.3%
Cott Beverages USA, Inc., 8.13%, 9/01/18 (b)		1,032	1,092,630
Crown European Holdings SA, 7.13%, 8/15/18 (b)	EUR	1,560	2,233,007
			3,325,637
Biotechnology — 0.2%
QHP Pharma, 10.25%, 3/15/15 (b)	USD	2,314	2,365,707
Building Products — 1.3%
Associated Materials LLC, 9.88%, 11/15/16		1,400	1,694,000
Building Materials Corp. of America (b):
6.88%, 8/15/18		2,070	2,033,775
7.00%, 2/15/20		1,660	1,701,500
Momentive Performance Materials, Inc., Series WI,
9.75%, 12/01/14		2,360	2,419,000
Ply Gem Industries, Inc., 11.75%, 6/15/13		3,985	4,263,950
			12,112,225
Capital Markets — 0.9%
American Capital Ltd., 8.96%, 12/31/13		1,500	1,533,630
E*Trade Financial Corp. (d)(e):
3.96%, 8/31/19 (b)		831	1,168,594
Series A, 3.63%, 8/31/19		26	36,562
KKR Group Finance Co., 6.38%, 9/29/20 (b)		2,545	2,599,198
MU Finance Plc, 8.75%, 2/01/17 (b)	GBP	1,007	1,526,525
Pinafore LLC, 9.00%, 10/01/18 (b)	USD	1,660	1,743,000
			8,607,509
Chemicals — 3.8%
American Pacific Corp., 9.00%, 2/01/15		3,100	3,076,750
CF Industries, Inc.:
6.88%, 5/01/18		2,440	2,626,050
7.13%, 5/01/20		1,255	1,372,656
Celanese US Holdings LLC, 6.63%, 10/15/18 (b)		1,900	1,942,750
Chemtura Corp., 7.88%, 9/01/18 (b)		1,865	1,948,925
Georgia Gulf Corp., 9.00%, 1/15/17 (b)		715	748,963
Hexion U.S. Finance Corp.:
9.75%, 11/15/14		3,350	3,484,000
8.88%, 2/01/18		1,300	1,274,000

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names	CAD	Canadian Dollar
and descriptions of many of the securities have been abbreviated according to the	EUR	Euro
following list:	FKA	Formerly Known As
	GBP	British Pound
See Notes to Financial Statements.	USD	US Dollar

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Schedule of Investments (continued)

(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Chemicals (continued)
Huntsman International LLC:
6.88%, 11/15/13 (b)	EUR	1,245	$ 1,743,923
8.63%, 3/15/20	USD	1,005	1,040,175
8.63%, 3/15/21 (b)		930	962,550
Ineos Finance Plc, 9.00%, 5/15/15 (b)		1,700	1,774,375
Koppers, Inc., 7.88%, 12/01/19		1,825	1,902,563
MacDermid, Inc., 9.50%, 4/15/17 (b)		2,460	2,570,700
NOVA Chemicals Corp., 8.63%, 11/01/19		2,500	2,653,125
Nalco Co., 8.25%, 5/15/17		2,000	2,210,000
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (b)		1,893	2,039,707
PolyOne Corp., 7.38%, 9/15/20		840	866,250
Rhodia SA, 6.88%, 9/15/20 (b)		715	729,300
Solutia, Inc., 8.75%, 11/01/17		965	1,054,263
TPC Group LLC, 8.25%, 10/01/17 (b)(f)		1,225	1,255,625
			37,276,650
Commercial Banks — 3.5%
CIT Group, Inc.:
7.00%, 5/01/16	13,758		13,551,702
7.00%, 5/01/17	15,046		14,726,569
Glitnir Banki HF (a)(g):
4.76%, 4/20/10 (b)		507	154,635
6.38%, 9/25/12 (b)		3,050	930,250
Series EMTN, 5.07%, 1/27/10	EUR	1,700	660,496
Series EMTN, 3.00%, 6/30/10		1,690	656,610
Series GMTN, 4.38%, 2/05/10		220	85,476
HBOS Plc (h):
1.19%, 9/01/16		705	837,296
1.08%, 3/21/17		345	395,664
HSH Nordbank AG (h):
0.98%, 2/14/17		250	240,317
4.38%, 2/14/17		1,500	1,561,336
			33,800,351
Commercial Services & Supplies — 1.2%
Inaer Aviation Finance Ltd., 9.50%, 8/01/17 (b)		1,730	2,352,530
Mobile Services Group, Inc., 9.75%, 8/01/14	USD	2,750	2,873,750
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)		2,900	3,226,250
West Corp.:
11.00%, 10/15/16		1,588	1,687,250
8.63%, 10/01/18		1,740	1,740,000
			11,879,780
Construction Materials — 0.4%
Nortek, Inc., 11.00%, 12/01/13		3,611	3,836,474
Consumer Finance — 0.8%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)		1,810	1,900,500
Ford Motor Credit Co. LLC:
8.00%, 12/15/16		1,210	1,367,749
6.63%, 8/15/17		4,100	4,368,288
			7,636,537
Containers & Packaging — 5.2%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17	EUR	1,070	1,460,771
Ball Corp.:
7.38%, 9/01/19	USD	300	326,250
6.75%, 9/15/20		2,000	2,120,000
Berry Plastics Corp.:
8.88%, 9/15/14		3,680	3,560,400
8.25%, 11/15/15		590	607,700
Berry Plastics Holding Corp., 8.88%, 9/15/14		7,450	7,245,125

		Par
Corporate Bonds		(000)	Value
Containers & Packaging (continued)
Beverage Packaging Holdings Luxembourg II SA,
8.00%, 12/15/16	EUR	2,885	$ 3,697,004
Cascades, Inc , 7.75%, 12/15/17	USD	2,250	2,345,625
Crown Americas LLC, 7.63%, 5/15/17		3,480	3,758,400
Graham Packaging Co. LP, 8.25%, 10/01/18 (b)		980	995,925
Graphic Packaging International, Inc.:
9.50%, 6/15/17		3,425	3,647,625
7.88%, 10/01/18		1,545	1,587,487
Greif, Inc., 7.75%, 8/01/19		1,155	1,248,844
Impress Holdings BV, 3.65%, 9/15/13 (b)(h)		1,770	1,761,150
Owens-Brockway Glass Container, Inc.:
6.75%, 12/01/14	EUR	1,015	1,418,293
7.38%, 5/15/16	USD	1,890	2,034,112
Pregis Corp., 12.38%, 10/15/13		4,485	4,507,425
Rock-Tenn Co., 9.25%, 3/15/16		740	812,150
Sealed Air Corp., 7.88%, 6/15/17		3,200	3,466,813
Smurfit Kappa Acquisitions (b):
7.25%, 11/15/17	EUR	1,184	1,678,654
7.75%, 11/15/19		1,714	2,441,762
			50,721,515
Diversified Financial Services — 4.4%
Ally Financial Inc., 7.50%, 9/15/20 (b)	USD	7,450	7,934,250
Axcan Intermediate Holdings, Inc., 12.75%,
3/01/16		2,925	2,983,500
FCE Bank Plc:
7.13%, 1/15/13	EUR	1,250	1,772,228
9.38%, 1/17/14		700	1,061,633
GMAC, Inc.:
7.50%, 12/31/13	USD	210	223,125
2.50%, 12/01/14 (h)		3,561	3,183,737
8.00%, 3/15/20 (b)		7,803	8,524,777
Leucadia National Corp., 8.13%, 9/15/15 (c)		5,200	5,590,000
Reynolds Group DL Escrow, Inc.:
7.75%, 10/15/16	EUR	1,035	1,432,130
7.75%, 10/15/16 (b)	USD	3,415	3,474,762
Reynolds Group Issuer, Inc. (b):
7.75%, 10/15/16		1,650	2,283,107
8.50%, 5/15/18		2,265	2,214,038
Southern Star Central Corp., 6.75%, 3/01/16 (b)		2,090	2,110,900
			42,788,187
Diversified Telecommunication Services — 2.0%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		5,230	5,125,400
Frontier Communications Corp.:
7.88%, 4/15/15		1,165	1,258,200
8.25%, 4/15/17		645	705,469
8.50%, 4/15/20		1,300	1,434,875
ITC Deltacom, Inc., 10.50%, 4/01/16		2,600	2,642,250
Nordic Telephone Co. Holdings ApS, 8.88%,
5/01/16 (b)		190	201,875
Qwest Communications International, Inc., 8.00%,
10/01/15		2,500	2,706,250
Qwest Corp., 7.50%, 10/01/14		935	1,056,550
tw telecom holdings, inc., 8.00%, 3/01/18		1,720	1,801,700
Windstream Corp., 7.88%, 11/01/17		2,680	2,793,900
			19,726,469
Electric Utilities — 0.7%
Elwood Energy LLC, 8.16%, 7/05/26		1,230	1,156,050
IPALCO Enterprises, Inc. :
8.63%, 11/14/11		1,500	1,580,625
7.25%, 4/01/16 (b)		3,640	3,913,000
			6,649,675

See Notes to Financial Statements.

8 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Schedule of Investments (continued)

(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Energy Equipment & Services — 1.9%
Cie Generale de Geophysique-Veritas, 9.50%,
5/15/16	USD	1,045	$ 1,128,600
Compagnie Generale de Geophysique-Veritas,
7.75%, 5/15/17		2,500	2,556,250
Expro Finance Luxembourg SCA, 8.50%,
12/15/16 (b)		6,974	6,642,735
Global Geophysical Services, Inc., 10.50%,
5/01/17 (b)		1,330	1,353,275
North American Energy Alliance LLC, 10.88%,
6/01/16 (b)		2,400	2,622,000
Pride International, Inc., 6.88%, 8/15/20		1,620	1,763,775
Thermon Industries, Inc., 9.50%, 5/01/17 (b)		2,450	2,560,250
			18,626,885
Food & Staples Retailing — 0.6%
AmeriQual Group LLC, 9.50%, 4/01/12 (b)		2,310	2,263,800
Rite Aid Corp., 8.00%, 8/15/20 (b)		3,600	3,654,000
			5,917,800
Food Products — 0.5%
B&G Foods, Inc., 7.63%, 1/15/18		960	999,600
DGS International Finance Co., 10.00%,
6/01/07 (a)(b)(g)		20,000	2
Reddy Ice Corp., 11.25%, 3/15/15		1,880	1,922,300
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		1,310	1,506,500
TreeHouse Foods, Inc., 7.75%, 3/01/18		560	602,000
			5,030,402
Health Care Equipment & Supplies — 0.8%
DJO Finance LLC, 10.88%, 11/15/14		4,605	5,007,937
Hologic, Inc., 2.00%, 12/15/37 (d)(i)		2,760	2,553,000
			7,560,937
Health Care Providers & Services — 1.8%
American Renal Holdings, 8.38%, 5/15/18 (b)		1,200	1,236,000
Gentiva Health Services, Inc., 11.50%, 9/01/18 (b)		1,930	2,060,275
HCA, Inc.:
8.50%, 4/15/19		1,370	1,527,550
7.25%, 9/15/20		2,550	2,728,500
inVentiv Health, Inc., 10.00%, 8/15/18 (b)		1,135	1,127,906
Tenet Healthcare Corp.:
9.00%, 5/01/15		4,814	5,235,225
10.00%, 5/01/18		1,084	1,238,470
8.88%, 7/01/19		2,299	2,537,521
			17,691,447
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (b)		6,660	7,758,900
Hotels, Restaurants & Leisure — 2.0%
Diamond Resorts Corp., 12.00%, 8/15/18 (b)		4,160	4,087,200
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	1,778	2,364,602
Fontainebleau Las Vegas Holdings LLC, 10.25%,
6/15/15 (a)(b)(g)	USD	225	34
Little Traverse Bay Bands of Odawa Indians,
10.25%, 2/15/14 (a)(b)(g)		5,965	1,998,275
MGM Resorts International, 10.38%, 5/15/14		1,850	2,058,125
Marina District Finance Co., Inc., 9.88%, 8/15/18 (b)		1,500	1,447,500
Travelport LLC:
4.92%, 9/01/14 (h)		600	558,000
9.88%, 9/01/14		930	956,737
9.00%, 3/01/16 (b)		440	437,800
11.88%, 9/01/16		100	107,000

		Par
Corporate Bonds		(000)	Value
Hotels, Restaurants & Leisure (concluded)
Tropicana Entertainment LLC, Series WI, 9.63%,
12/15/14 (a)(g)	USD	405	$ 851
Virgin River Casino Corp., 9.00%, 1/15/12 (a)(g)		8,165	3,674,250
Waterford Gaming LLC, 8.63%, 9/15/14 (b)		2,578	1,634,452
			19,324,826
Household Durables — 2.7%
Ashton Woods USA LLC, 15.13%, 6/30/15 (b)(j)		4,220	2,109,900
Beazer Homes USA, Inc.:
8.13%, 6/15/16		1,355	1,249,988
12.00%, 10/15/17		2,000	2,300,000
9.13%, 6/15/18		4,580	4,288,025
DFS Furniture Holdings Plc, 9.75%, 7/15/17 (b)	GBP	813	1,194,123
K. Hovnanian Enterprises, Inc., 10.63%, 10/15/16	USD	3,450	3,454,312
Pulte Homes, Inc., 6.38%, 5/15/33		300	240,000
Ryland Group Inc., 6.63%, 5/01/20		3,255	3,149,213
Standard Pacific Corp.:
9.25%, 4/15/12		580	585,800
6.25%, 4/01/14		2,375	2,288,906
10.75%, 9/15/16		3,845	4,191,050
8.38%, 5/15/18		785	785,000
			25,836,317
IT Services — 0.1%
iPayment Investors LP, 12.75%, 7/15/14 (b)(k)		591	511,238
Independent Power Producers & Energy Traders — 2.5%
The AES Corp., 8.75%, 5/15/13 (b)		147	149,205
Calpine Construction Finance Co. LP, 8.00%,
6/01/16 (b)		4,000	4,280,000
Energy Future Holdings Corp., 10.00%, 1/15/20 (b)		9,760	9,689,337
Infinis Plc, 9.13%, 12/15/14 (b)	GBP	1,205	1,987,574
NRG Energy, Inc.:
7.25%, 2/01/14	USD	3,035	3,114,669
7.38%, 2/01/16		745	766,419
7.38%, 1/15/17		955	978,875
8.50%, 6/15/19		3,540	3,730,275
			24,696,354
Industrial Conglomerates — 1.4%
Sequa Corp. (b):
11.75%, 12/01/15		4,080	4,304,400
13.50%, 12/01/15 (k)		8,527	9,123,554
			13,427,954
Insurance — 0.4%
ING Verzekeringen NV, 6.38%, 5/07/27 (h)	EUR	2,000	2,535,649
USI Holdings Corp., 4.25%, 11/15/14 (b)(h)	USD	1,530	1,302,413
			3,838,062
Leisure Equipment & Products — 0.2%
Brunswick Corp., 11.25%, 11/01/16 (b)		1,660	1,913,150
Machinery — 2.3%
ESCO Corp. (b):
4.17%, 12/15/13 (h)		1,110	1,015,650
8.63%, 12/15/13		1,560	1,599,000
Navistar International Corp.:
3.00%, 10/15/14 (d)		6,770	7,607,787
8.25%, 11/01/21		2,000	2,135,000
Oshkosh Corp., 8.25%, 3/01/17		3,170	3,407,750
Titan International, Inc. (b):
8.00%, 1/15/12		3,315	3,563,625
5.63%, 1/15/17 (d)		1,050	1,548,750
7.88%, 10/01/17 (f)		1,560	1,575,600
			22,453,162

See Notes to Financial Statements.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Schedule of Investments (continued)

(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Marine — 0.9%
Horizon Lines, Inc., 4.25%, 8/15/12 (d)	USD	9,770	$ 8,890,700
Media — 9.9%
Affinion Group, Inc., 10.13%, 10/15/13		5,690	5,846,475
CCH II LLC, 13.50%, 11/30/16		3,052	3,624,795
CCO Holdings LLC (b):
7.88%, 4/30/18		2,020	2,095,750
8.13%, 4/30/20		2,020	2,141,200
Catalina Marketing Corp., 10.50%,
10/01/15 (b)(k)		2,195	2,348,650
Central European Media Enterprises Ltd.,
11.63%, 9/15/16 (b)	EUR	1,950	2,631,758
Clear Channel Worldwide Holdings, Inc.,
Series B, 9.25%, 12/15/17	USD	13,400	14,304,500
DISH DBS Corp., 7.00%, 10/01/13		1,060	1,124,925
Gannett Co., Inc., 10.00%, 4/01/16		2,200	2,486,000
Gray Television, Inc., 10.50%, 6/29/15		960	958,800
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (h)		980	823,200
9.50%, 5/15/15		1,180	1,118,050
Intelsat Corp., 9.25%, 6/15/16		3,390	3,614,587
Interactive Data Corp., 10.25%, 8/01/18 (b)		4,010	4,290,700
Liberty Global, Inc., 4.50%, 11/15/16 (b)(d)		1,970	2,649,650
Liberty Media Corp., 3.13%, 3/30/23 (d)		2,775	3,055,969
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)		1,800	1,818,000
The McClatchy Co., 11.50%, 2/15/17		1,605	1,707,319
Nielsen Finance LLC:
11.63%, 2/01/14		1,330	1,509,550
10.00%, 8/01/14		2,980	3,132,725
15.99%, 8/01/16 (j)		380	380,475
7.75%, 10/15/18 (f)		2,860	2,839,036
ProQuest LLC, 9.00%, 10/15/18 (b)		1,940	1,969,100
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(g)		3,928	3,456,724
Rainbow National Services LLC, 10.38%,
9/01/14 (b)		3,723	3,871,920
Regal Entertainment Group, 9.13%, 8/15/18		1,310	1,373,863
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)		4,410	4,382,437
Unitymedia GmbH, 9.63%, 12/01/19	EUR	719	1,058,593
Unitymedia Hessen GmbH & Co. KG, 8.13%,
12/01/17		720	1,029,392
UPC Germany GmbH (b):
8.13%, 12/01/17	USD	3,365	3,499,600
8.13%, 12/01/17	EUR	1,578	2,256,084
9.63%, 12/01/19		2,490	3,666,058
UPC Holding BV, 9.88%, 4/15/18 (b)	USD	1,000	1,065,000
UPCB Finance Ltd., 7.63%, 1/15/20 (b)	EUR	1,021	1,452,775
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)		1,426	2,046,057
			95,629,717
Metals & Mining — 3.1%
AK Steel Corp., 7.63%, 5/15/20	USD	70	70,875
Aleris International, Inc. (a)(g):
9.00%, 12/15/14		2,135	5,338
10.00%, 12/15/16		4,700	2,115
Arch Western Finance LLC, 6.75%, 7/01/13		891	901,024
Drummond Co., Inc.:
9.00%, 10/15/14 (b)		3,400	3,591,250
7.38%, 2/15/16		3,510	3,575,812

		Par
Corporate Bonds		(000)	Value
Metals & Mining (concluded)
FMG Finance Property Ltd. (b):
10.00%, 9/01/13	USD	1,155	$ 1,276,275
10.63%, 9/01/16		3,870	4,764,937
Goldcorp, Inc., 2.00%, 8/01/14 (d)		2,305	2,803,456
Murray Energy Corp., 10.25%, 10/15/15 (b)		1,595	1,654,812
New World Resources NV:
7.38%, 5/15/15	EUR	865	1,173,317
7.88%, 5/01/18		455	643,540
7.88%, 5/01/18 (b)		774	1,094,726
Novelis, Inc., 11.50%, 2/15/15	USD	530	605,525
RathGibson, Inc., 11.25%, 2/15/14 (a)(g)		6,665	72,449
Ryerson, Inc.:
7.84%, 11/01/14 (h)		1,670	1,555,188
12.00%, 11/01/15		650	669,500
Steel Dynamics, Inc.:
7.38%, 11/01/12		480	513,000
7.63%, 3/15/20 (b)		270	280,125
United States Steel Corp., 7.38%, 4/01/20		1,170	1,219,725
Vedanta Resources Plc, 9.50%, 7/18/18 (b)		2,925	3,159,000
			29,631,989
Multiline Retail — 0.9%
Dollar General Corp., 11.88%, 7/15/17 (k)		7,112	8,285,480
Oil, Gas & Consumable Fuels — 11.1%
Arch Coal, Inc., 7.25%, 10/01/20		3,340	3,527,875
Atlas Energy Operating Co. LLC:
12.13%, 8/01/17		2,100	2,428,125
10.75%, 2/01/18		500	553,750
Berry Petroleum Co., 8.25%, 11/01/16		2,625	2,690,625
Bill Barrett Corp., 9.88%, 7/15/16		210	229,425
Chesapeake Energy Corp.:
6.50%, 8/15/17		1,200	1,245,000
6.63%, 8/15/20 (c)		7,195	7,518,775
2.25%, 12/15/38 (d)		3,550	2,729,062
Cimarex Energy Co., 7.13%, 5/01/17		2,745	2,882,250
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		1,265	1,334,575
Connacher Oil and Gas Ltd. (b):
11.75%, 7/15/14		835	910,150
10.25%, 12/15/15		4,500	4,567,500
Consol Energy, Inc., 8.25%, 4/01/20 (b)(c)		5,000	5,462,500
Continental Resources Inc., 7.13%, 4/01/21 (b)		1,430	1,487,200
Crosstex Energy LP, 8.88%, 2/15/18		1,095	1,147,013
Denbury Resources, Inc.:
7.50%, 12/15/15		750	778,125
9.75%, 3/01/16		1,895	2,127,137
8.25%, 2/15/20		2,021	2,205,416
EXCO Resources, Inc., 7.50%, 9/15/18		2,090	2,076,938
El Paso Corp., 8.25%, 2/15/16		2,500	2,781,250
Energy Transfer Equity LP, 7.50%, 10/15/20		2,620	2,757,550
Forest Oil Corp., 8.50%, 2/15/14		1,110	1,212,675
Harvest Operations Corp., 6.88%, 10/01/17 (b)(f)		395	403,888
Hilcorp Energy I LP, 8.00%, 2/15/20 (b)		2,980	3,061,950
Linn Energy LLC (b):
8.63%, 4/15/20		4,750	5,035,000
7.75%, 2/01/21		2,305	2,325,169
Massey Energy Co., 6.88%, 12/15/13		1,370	1,404,250
Niska Gas Storage US LLC, 8.88%, 3/15/18 (b)(c)		6,000	6,420,000
OPTI Canada, Inc. (b):
9.00%, 12/15/12		7,000	7,087,500
9.75%, 8/15/13		3,900	3,958,500

See Notes to Financial Statements.

10 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Schedule of Investments (continued)

(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Oil, Gas & Consumable Fuels (concluded)
Patriot Coal Corp., 8.25%, 4/30/18 (l)	USD	1,790	$ 1,790,000
Peabody Energy Corp., 6.50%, 9/15/20		3,305	3,557,006
Penn Virginia Resource Partners LP, 8.25%, 4/15/18		2,280	2,362,650
Petrohawk Energy Corp.:
10.50%, 8/01/14		2,160	2,446,200
7.88%, 6/01/15		2,795	2,927,762
7.25%, 8/15/18 (b)		1,935	1,973,700
Range Resources Corp.:
6.38%, 3/15/15		1,840	1,881,400
6.75%, 8/01/20		1,140	1,185,600
Swift Energy Co., 7.13%, 6/01/17		1,700	1,683,000
Teekay Corp., 8.50%, 1/15/20		2,860	3,113,825
Trafigura Beheer BV, 6.38%, 4/08/15	EUR	1,020	1,293,195
Whiting Petroleum Corp., 6.50%, 10/01/18	USD	1,425	1,457,063
			108,020,574
Paper & Forest Products — 3.0%
APP Finance II Mauritius Ltd., 12.00% (a)(g)(m)		21,000	2,100
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(k)		5,582	4,772,613
Boise Cascade LLC, 7.13%, 10/15/14		1,985	1,905,600
Boise Paper Holdings LLC:
9.00%, 11/01/17		1,455	1,560,487
8.00%, 4/01/20		1,195	1,236,825
Clearwater Paper Corp., 10.63%, 6/15/16		1,865	2,098,125
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)(c)		5,885	6,539,706
NewPage Corp., 11.38%, 12/31/14		8,000	7,240,000
PH Glatfelter Co., 7.13%, 5/01/16		910	929,338
Verso Paper Holdings LLC:
11.50%, 7/01/14		2,195	2,403,525
Series B, 4.22%, 8/01/14 (h)		851	757,390
			29,445,709
Pharmaceuticals — 1.0%
Angiotech Pharmaceuticals, Inc., 4.05%,
12/01/13 (h)		4,195	3,597,212
Novasep Holding SAS, 9.63%, 12/15/16 (b)	EUR	2,724	2,877,962
Valeant Pharmaceuticals International (b):
6.75%, 10/01/17	USD	1,465	1,494,300
7.00%, 10/01/20		1,860	1,901,850
			9,871,324
Professional Services — 0.3%
FTI Consulting, Inc., 6.75%, 10/01/20 (b)		2,625	2,644,688
Road & Rail — 1.1%
Avis Budget Car Rental LLC, 9.63%, 3/15/18		2,185	2,310,638
The Hertz Corp., 7.50%, 10/15/18 (b)		1,175	1,175,000
Hertz Holdings Netherlands BV, 8.50%, 7/31/15 (b)	EUR	3,030	4,337,187
Syncreon Global Ireland Ltd., 9.50%, 5/01/18 (b)	USD	2,490	2,443,312
			10,266,137
Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices, Inc., 7.75%, 8/01/20 (b)		1,180	1,218,350
Linear Technology Corp., Series A, 3.00%, 5/01/27 (d)		275	279,125
			1,497,475
Software — 0.0%
BMS Holdings, Inc., 8.59%, 2/15/12 (b)(k)		2,497	49,931
Specialty Retail — 0.5%
Toys 'R' US-Delaware, Inc., 7.38%, 9/01/16 (b)		1,250	1,271,875
United Auto Group, Inc., 7.75%, 12/15/16		3,190	3,114,237
			4,386,112

		Par
Corporate Bonds		(000)	Value
Tobacco — 0.3%
Vector Group Ltd., 11.00%, 8/15/15	USD	2,900	$ 2,983,375
Wireless Telecommunication Services — 5.4%
Clearwire Communications LLC, 12.00%,
12/01/15 (b)		580	624,950
Cricket Communications, Inc.:
10.00%, 7/15/15		5,550	5,994,000
7.75%, 5/15/16		3,470	3,682,537
Digicel Group Ltd. (b):
8.88%, 1/15/15		2,680	2,733,600
9.13%, 1/15/15 (k)		3,160	3,227,150
8.25%, 9/01/17		2,070	2,173,500
10.50%, 4/15/18		2,200	2,414,500
FiberTower Corp., 9.00%, 1/01/16 (b)		1,519	1,303,596
iPCS, Inc., 2.59%, 5/01/13 (c)(h)		6,810	6,469,500
Intelsat Jackson Holdings SA, 7.25%, 10/15/20 (b)		2,560	2,572,800
MetroPCS Wireless, Inc.:
9.25%, 11/01/14		4,880	5,111,800
9.25%, 11/01/14		3,120	3,268,200
7.88%, 9/01/18		2,400	2,472,000
Nextel Communications, Inc., Series E, 6.88%,
10/31/13		1,890	1,901,812
Orascom Telecom Finance SCA, 7.88%, 2/08/14 (b)		1,385	1,339,988
Sprint Capital Corp., 6.88%, 11/15/28 (c)		7,606	6,959,490
			52,249,423
Total Corporate Bonds — 84.0%			813,920,796
Floating Rate Loan Interests (h)
Auto Components — 0.2%
Allison Transmission, Inc., Term Loan, 3.01% - 3.05%,
8/07/14		2,069	1,939,387
Automobiles — 0.4%
Ford Motor Co., Tranche B-1 Term Loan,
3.01% – 3.05%, 12/15/13		4,382	4,293,543
Capital Markets — 0.1%
Marsico Parent Co., LLC, Term Loan, 5.31% - 5.56%,
12/15/14		1,133	849,991
Commercial Services & Supplies — 0.6%
AWAS Aviation Capital Ltd., Term Loan B,
7.75%, 6/10/16		2,500	2,525,000
Centerplate, Inc., Term Loan B, 10.75%, 8/24/16		3,900	3,825,237
			6,350,237
Consumer Finance — 0.7%
American General Finance Corp., Term Loan,
7.25%, 4/21/15		6,500	6,524,375
Diversified Telecommunication Services — 1.3%
Hawaiian Telcom Communications, Inc.,
Tranche C Term Loan, 4.75%, 5/30/14		3,270	2,289,262
Wind Finance SL SA, Euro Facility (Second Lien):
7.87%, 12/17/14	EUR	5,645	7,713,802
7.72%, 3/22/15	USD	2,250	2,243,437
			12,246,501
Electric Utilities — 0.3%
New Development Holdings LLC, 7.00%, 7/03/17		3,192	3,236,465

See Notes to Financial Statements.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Schedule of Investments (continued)

(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (h)		(000)	Value
Food Products — 0.3%
Advance Pierre Foods, Term Loan (Second Lien),
11.25%, 9/29/17	USD	3,100	$ 3,038,000
Health Care Providers & Services — 0.7%
HCA, Inc., Tranche A-1 Term Loan, 1.79%, 11/16/12		845	815,397
Harden Healthcare, Term Loan A:
8.50%, 2/22/15		1,353	1,325,539
7.75%, 3/02/15		2,447	2,398,305
inVentiv Health, Inc., Term Loan B, 6.50%, 7/31/16		2,592	2,592,250
			7,131,491
Hotels, Restaurants & Leisure — 1.0%
Travelport LLC (FKA Travelport, Inc.), Loan,
8.37%, 3/27/12		10,359	9,633,649
Household Durables — 0.4%
Visant Holding Corp., Term Loan B, 7.00%, 12/20/16		3,700	3,720,350
IT Services — 0.3%
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01%, 9/24/14		559	492,119
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14		1,605	1,411,902
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		1,405	1,235,708
			3,139,729
Independent Power Producers & Energy Traders — 0.4%
Dynegy Holdings, Inc., Term Letter of Credit Facility,
4.01%, 4/02/13		551	544,029
Texas Competitive Electric Holdings Co., LLC (TXU), Initial
Tranche B-3 Term Loan, 3.76% - 3.79%, 10/10/14		4,498	3,478,156
			4,022,185
Leisure Equipment & Products — 0.3%
EB Sports Corp., Loan, 11.50%, 5/01/12		2,674	2,607,554
Media — 0.9%
HMH Publishing Co., Ltd., Tranche A Term Loan,
5.76%, 6/12/14		2,742	2,521,504
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		5,725	6,079,234
Protostar Ltd., Debtor in Possession Term Loan,
18.00%, 10/26/10		763	762,999
			9,363,737
Multiline Retail — 0.4%
Hema Holding BV, Mezzanine, 9.12%, 1/29/17	EUR	2,619	3,454,071
The Neiman Marcus Group, Inc., Term Loan,
2.26% – 2.29%, 4/06/13	USD	67	64,446
			3,518,517
Oil, Gas & Consumable Fuels — 0.6%
Turbo Beta Ltd., Dollar Facility, 14.50%, 3/15/18		9,835	6,392,951
Paper & Forest Products — 0.4%
Verso Paper Finance Holdings LLC, PIK Loan,
6.69% – 7.74%, 2/01/13		4,842	3,631,358
Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., Term Loan (Second Lien),
1.76% – 1.77%, 6/28/11		925	860,712
Real Estate Management & Development — 0.7%
Realogy Corp.:
Initial Term Loan B, 3.26%, 10/10/13		1,793	1,590,484
Synthetic Letter of Credit, 0.106%, 10/10/13		288	255,215
Term Loan (Second Lien), 13.50%, 10/15/17		4,375	4,637,500
			6,483,199

	Par
Floating Rate Loan Interests (h)	(000)	Value
Specialty Retail — 0.1%
Claire's Stores, Inc., Term Loan B, 3.05% – 3.23%,
5/29/14	USD 687	$ 594,492
Wireless Telecommunication Services — 1.1%
Vodafone Americas Finance, Revolving Credit, 6.88%,
7/30/15	10,500	10,500,000
Total Floating Rate Loan Interests — 11.3%		110,078,423
	Beneficial
	Interest
Other Interests (n)	(000)
Auto Components — 2.0%
Delphi Debtor-in-Possession Holding Co. LLP,
Class B Membership Interests	1	19,630,631
Lear Corp. Escrow:
5.75%	1,800	22,500
8.50%	2,480	31,000
		19,684,131
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc.	1,855	185
Household Durables — 0.6%
Stanley Martin, Class B Membership Units (o)	14	5,894,000
Media — 0.0%
Adelphia Escrow	25,500	2,550
Adelphia Recovery Trust	31,980	127,922
		130,472
Metals & Mining — 0.3%
Rath Gibson SPV, LLC (o)	421	2,234,979
Total Other Interests — 2.9%		27,943,767
Preferred Securities
	Par
Capital Trusts	(000)
Insurance — 0.3%
American General Institutional Capital A, 7.57%,
12/01/45 (b)	2,985	2,805,900
Total Capital Trusts — 0.3%		2,805,900
Preferred Stocks	Shares
Auto Components — 0.2%
Dana Holding Corp., 4.00% (b)(d)	13,300	1,451,363
Diversified Financial Services — 1.5%
Ally Financial, Inc., 7.00% (b)	10,621	9,560,560
Citigroup, Inc., 7.50% (d)	41,900	4,965,569
		14,526,129
Diversified Telecommunication Services — 0.0%
PTV, Inc., Series A, 10.00% (a)	130	8
Household Durables — 0.1%
Beazer Homes USA, Inc., 7.50% (d)	48,298	1,093,950
Real Estate Investment Trusts (REITs) — 0.0%
MPG Office Trust, Inc., Series A, 7.63% (a)	38,549	410,161

See Notes to Financial Statements.

12 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Schedule of Investments (continued)

(Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series O (a)	120,000	$ 64,800
Freddie Mac, Series Z (a)	310,989	133,725
		198,525
Total Preferred Stocks — 1.8%		17,680,136
Total Preferred Securities — 2.1%		20,486,036
Warrants (p)
Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)	201,408	2
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (Expires 4/29/14) 1,566		16
Media — 0.0%
Virgin Media, Inc. (Expires 1/13/11)	117,980	2,359
Oil, Gas & Consumable Fuels — 0.0%
Turbo Cayman Ltd.	6	—
Software — 0.0%
HMH Holdings/EduMedia (Expires 3/09/17)	53,520	1
Total Warrants — 0.0%		2,378
Total Long-Term Investments
(Cost — $1,061,090,952) — 102.1%		990,166,185
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.23% (q)(r)	17,574,867	17,574,867
Total Short-Term Securities
(Cost — $17,574,867) — 1.8%		17,574,867
Total Investments
(Cost — $1,078,665,819*) — 103.9%		1,007,741,052
Liabilities in Excess of Other Assets — (3.9)%		(37,583,038)
Net Assets — 100.0%		$ 970,158,014

* The cost and unrealized appreciation (depreciation) of investments as of
September 30, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$1,073,447,656
Gross unrealized appreciation	$ 68,512,123
Gross unrealized depreciation	(134,218,727)
Net unrealized depreciation	$ (65,706,604)

(a) Non-income producing security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to quali-
fied institutional investors.
(c) All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(d) Convertible security.
(e) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(f) When-issued security. Unsettled when-issued transactions were as follows:

Unrealized
Counterparty	Value	Appreciation
Bank of America Securies Inc.	$ 403,888	$ 11,577
Deutsche Bank AG	$ 4,094,661	$ 38,588
Goldman Sachs Co.	$ 1,575,600	$ 15,600
Wells Fargo Bank	$ 2,945,000	—

(g) Issuer filed for bankruptcy and/or is in default of interest payments.
(h) Variable rate security. Rate shown is as of report date.
(i) Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(j) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(k) Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(l) All or a portion of security has been pledged as collateral in connection with swaps.
(m) Security is perpetual in nature and has no stated maturity date.
(n) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(o) The investment is held by a wholly-owned taxable subsidiary of the Fund.
(p) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(q) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

Shares Held at			Shares Held at
September 30,		Net	September 30,
Affiliate	2009	Activity	2010	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	1,301	17,573,566	17,574,867	$ 8,820

(r) Represents the current yield as of report date.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Schedule of Investments (continued)

•	Foreign currency exchange contracts as of September 30, 2010 were as follows:
							Unrealized
	Currency			Currency		Settlement Appreciation
	Purchased			Sold	Counterparty	Date (Depreciation)
	CAD	530,000	USD	503,209	UBS AG	10/20/10	$ 11,676
	GBP	436,000	USD	680,138	UBS AG	10/20/10	4,673
	GBP	1,525,000	USD	2,409,060	Citibank NA	10/20/10	(13,008)
	USD	2,022,445	CAD	2,135,500	Deutsche
					Bank AG	10/20/10	(52,154)
	USD	8,189,017	GBP	5,364,500	Citibank NA	10/20/10	(236,827)
	USD	1,242,387	GBP	814,000	Deutsche
					Bank AG	10/20/10	(36,136)
	USD	551,061	GBP	357,500	Royal Bank of
					Scotland AG	10/20/10	(10,453)
	EUR	4,151,000	USD	5,412,041	Citibank NA	11/17/10	244,660
	EUR	5,771,200	USD	7,836,816	Royal Bank of
					Scotland AG	11/17/10	27,783
	USD 74,909,890		EUR 58,903,000		Citibank NA	11/17/10	(5,359,115)
	Total						$(5,418,901)

•	Financial futures contracts sold as of September 30, 2010 were as follows:
				Expiration	Notional	Unrealized
	Contracts	Issue	Exchange	Date	Value	Depreciation
	62	S&P 500	Chicago	December
		Index	Mercantile	2010	USD 17,294,661 (324,189)

•	Credit default swaps on single-name issues — buy protection outstanding as of
	September 30, 2010 were as follows:
		Pay			Notional		Unrealized
		Fixed		Expiration	Amount		Appreciation
	Issuer	Rate Counterparty		Date	(000)		(Depreciation)
	K. Hovnanian	5.00% Goldman Sachs December			USD	2,240	$ 3,589
	Enterprises, Inc.		International	2011
	K. Hovnanian	5.00% Goldman Sachs September			USD	1,000	17,556
	Enterprises, Inc.		International	2013
	Louisiana-	5.00%	JPMorgan	March	USD	2,000	(425,971)
	Pacific Corp.		Chase Bank NA	2014
	Brunswick Corp.	5.00% Goldman Sachs September			USD	900	(85,431)
			Bank USA	2014
	iStar Financial,	5.00%	Deutsche	December	USD	900	(32,305)
	Inc.		Bank AG	2016
	Total						$ (522,562)

• Credit default swaps on single-name issues - sold protection outstanding as of September 30, 2010 were as follows:
					Notional		Unrealized
	Received		Expiration	Credit	Amount		Appreciation
Issuer	Fixed Rate	Counterparty	Date	Rating[1]	(000)[2]		(Depreciation)
iStar Financial, Inc.	5.00%	Deutsche Bank AG	September 2011	CCC	USD	900	$ 23,936
Texas Competitive Electric Holdings Co. LLC	5.00%	Goldman Sachs International	September 2012	B-	USD	2,000	(132,864)
Realogy Corp.	5.00%	JPMorgan Chase Bank NA	March 2015	CC	USD	700	(60,362)
Realogy Corp.	5.00%	Credit Suisse International	March 2015	CC	USD	475	(616)
Realogy Corp.	5.00%	JPMorgan Chase Bank NA	March 2015	CC	USD	475	(4,792)
Realogy Corp.	5.00%	JPMorgan Chase Bank NA	March 2015	CC	USD	900	(22,591)
Levi Strauss & Co.	5.00%	Goldman Sachs International	June 2015	B+	USD	1,050	33,945
NOVA Chemicals Corp.	5.00%	Goldman Sachs International	June 2015	B+	USD	1,650	(254)
Hertz Global Holdings, Inc.	5.00%	Deutsche Bank AG	September 2015	B	USD	750	13,703
Hertz Global Holdings, Inc.	5.00%	JPMorgan Chase Bank NA	September 2015	B	USD	1,500	(657)
Hertz Global Holdings, Inc.	5.00%	Goldman Sachs International	September 2015	B	USD	1,675	12,261
Levi Strauss & Co.	5.00%	Goldman Sachs International	September 2015	B+	USD	2,200	62,283
Realogy Corp.	5.00%	JPMorgan Chase Bank NA	September 2015	CC	USD	500	(5,442)
Total							$ (81,450)

1 Using S&P’s rating.
2 The maximum potential amount the Fund may pay should a negative event take place as defined under the terms of agreement.

See Notes to Financial Statements.

14 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Schedule of Investments (continued)

• Reverse repurchase agreements outstanding as of September 30, 2010 were as follows:

	Interest	Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount
Deutsche Bank	0.60%	9/16/10	10/7/10	$ 4,509,127	$ 4,508,000
Securities Inc.
Deutsche Bank	0.60%	9/21/10	10/7/10	7,616,436	7,615,167
Securities Inc.
Deutsche Bank	0.55%	9/27/10	10/4/10	5,903,758	5,903,397
Securities Inc.
Deutsche Bank	0.55%	9/27/10	10/4/10	5,664,046	5,663,700
Securities Inc.
Deutsche Bank	0.55%	9/27/10	10/4/10	5,081,296	5,080,985
Securities Inc.
Deutsche Bank	0.55%	9/27/10	10/4/10	6,105,708	6,105,335
Securities Inc.
Deutsche Bank	0.55%	9/28/10	10/4/10	4,950,227	4,950,000
Securities Inc.
Deutsche Bank	0.60%	9/28/10	10/7/10	6,601,023	6,600,693
Securities Inc.
Total				$46,431,621	$46,427,277

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabili-
ties (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (includ-
ing the Fund's own assumptions used in determining the fair value of invest-
ments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For informa-
tion about the Fund's policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to
Financial Statements.

The following tables summarize the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common
Stocks	$14,318,316 $ 1,665,789 $ 1,750,680			$ 17,734,785
Corporate
Bonds	—	802,623,357	11,297,439	813,920,796
Floating
Rate Loan
Interests	—	77,443,164	32,635,259	110,078,423
Other
Interests	—	—	27,943,767	27,943,767
Preferred
Securities	16,228,774	4,257,262	—	20,486,036
Warrants	2,359	—	19	2,378
Short-Term
Securities	17,574,867	—	—	17,574,867
Liabilities:
Unfunded Loan
Commitments .	—	—	(167,499)	(167,499)
Total	$48,124,316 $885,989,572 $73,459,665 $1,007,573,553

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency
exchange
contracts	—	$ 288,792	—	$ 288,792
Credit
contracts	—	167,273	—	167,273
Liabilities:
Equity
contracts	$ (324,189)	—	—	(324,189)
Foreign
currency
exchange
contracts	—	(5,707,693)	—	(5,707,693)
Credit
contracts	—	(771,285)	—	(771,285)
Total	$ (324,189)	$(6,022,913)	—	$(6,347,102)

1 Derivative financial instruments are financial futures contracts, swaps and foreign currency exchange contracts. Financial futures contracts, swaps and foreign currency exchange contracts are shown at the unrealized apprecia-
tion/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

		Investments in Securities
	Common	Corporate	Floating Rate	Other
	Stocks	Bonds	Loan Interests	Interests	Warrants
Balance, as of September 30, 2009	$ 35	$ 3,577,089	$ 66,224,232	$ 130,658	$ 18
Accrued discounts/premiums.	—	571,504	1,112,332	—	—
Net realized gain (loss)	—	125,424	(12,769,023)	—	584,165
Net change in unrealized appreciation (depreciation)[2]	—	2,071,443	21,386,931	—	(15)
Purchases	—	55,401	2,262,768	—	—
Sales	—	(1,053,469)	(42,854,247)	—	(584,165)
Transfers in3	1,750,680	7,838,613	19,378,100	27,813,109	16
Transfers out[3]	(35)	(1,888,566)	(22,105,834)	—	—
Balance, as of September 30, 2010	$ 1,750,680	$ 11,297,439	$ 32,635,259	$ 27,943,767	$ 19

	Unfunded Loan
	Commitments	Total
Balance, as of September 30, 2009	—	$ 69,932,032
Accrued discounts/premiums	—	1,683,836
Net realized gain (loss)	—	(12,059,434)
Net change in unrealized
appreciation (depreciation)[2]	$ (167,499)	23,290,860
Purchases	—	2,318,169
Sales	—	(44,491,881)
Transfers in3	—	56,780,518
Transfers out[3]	—	(23,994,435)
Balance, as of September 30, 2010	$ (167,499)	$ 73,459,665

2 Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/
depreciation on securities still held at September 30, 2010
was $6,986,509.
3 The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

16 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Statement of Assets and Liabilities
September 30, 2010
Assets
Investments at value — unaffiliated (cost — $1,061,090,952)	$ 990,166,185
Investments at value — affiliated (cost — $17,574,867)	17,574,867
Unrealized appreciation on foreign currency exchange contracts	288,792
Unrealized appreciation on swaps	167,273
Cash	110,938
Cash pledged as collateral for swaps	460,000
Cash pledged as collateral for financial futures contracts	2,076,000
Foreign currency at value (cost — $148)	150
Investments sold receivable	28,137,458
Interest receivable	16,855,629
Capital shares sold receivable	4,477,479
Principal paydown receivable	1,299,343
Swaps premiums paid	815,664
Margin variation receivable	36,542
Swaps receivable	23,823
Dividends receivable	22,654
Prepaid expenses	50,235
Other assets	2,637,323
Total assets	1,065,200,355
Liabilities
Reverse repurchase agreements	46,427,277
Unrealized depreciation on swaps	771,285
Unrealized depreciation on unfunded loan commitments	167,499
Unrealized depreciation on foreign currency exchange contracts	5,707,693
Investments purchased payable	31,992,530
Income dividends payable	5,134,643
Capital shares redeemed payable	2,389,643
Swap premiums received	1,221,255
Swaps payable	10,756
Investment advisory fees payable	339,122
Service and distribution fees payable	303,297
Other affiliates payable	10,688
Interest expense payable	4,344
Officer's and Directors' fees payable	842
Other accrued expenses payable	560,831
Other liabilities	636
Total liabilities	95,042,341
Net Assets	$ 970,158,014
Net Assets Consist of
Paid-in capital	$2,496,213,917
Undistributed net investment income	32,625,793
Accumulated net realized loss	(1,482,068,352)
Net unrealized appreciation/depreciation	(76,613,344)
Net Assets	$ 970,158,014
Net Asset Value
Institutional — Based on net assets of $203,939,525 and 43,980,027 shares outstanding, 500 million shares authorized, $0.10 par value	$ 4.64
Investor A — Based on net assets of $492,814,965 and 106,168,088 shares outstanding, 500 million shares authorized, $0.10 per value	$ 4.64
Investor B — Based on net assets of $43,620,133 and 9,392,704 shares outstanding, 1,500 million shares authorized, $0.10 par value	$ 4.64
Investor C — Based on net assets of $102,344,798 and 22,034,023 shares outstanding, 200 million shares authorized, $0.10 par value	$ 4.64
Investor C1 — Based on net assets of $127,438,593 and 27,443,552 shares outstanding, 200 million shares authorized, $0.10 par value	$ 4.64
See Notes to Financial Statements.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Statement of Operations
Year Ended September 30, 2010
Investment Income
Interest	$ 96,040,153
Dividends	662,777
Facility and other fees	509,000
Dividends — affiliated	8,820
Total income	97,220,750
Expenses
Investment advisory	4,415,078
Service - Investor A	1,301,657
Service and distribution — Investor B	360,900
Service and distribution — Investor C	929,775
Service and distribution — Investor C1	1,055,101
Transfer agent — Institutional	487,588
Transfer agent — Investor A	852,649
Transfer agent — Investor B	136,355
Transfer agent — Investor C	374,358
Transfer agent — Investor C1	355,198
Professional	243,254
Accounting services	233,741
Printing	133,061
Custodian	105,310
Registration	89,269
Officer and Directors	41,714
Miscellaneous	95,163
Total expenses excluding interest expense	11,210,171
Interest expense	108,109
Total expenses	11,318,280
Less fees waived by advisor	(3,598)
Less fees paid indirectly	(277)
Total expenses after fees waived and paid indirectly	11,314,405
Net investment income	85,906,345
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	35,293,954
Swaps	(6,690,292)
Financial futures contracts	719,089
Options written	695,250
Foreign currency transactions	13,793,031
43,811,032
Net change in unrealized appreciation/depreciation on:
Investments	73,643,414
Swaps	4,910,135
Financial futures contracts	(324,189)
Foreign currency transactions	(5,468,099)
Unfunded loan commitments	(167,499)
72,593,762
Total realized and unrealized gain	116,404,794
Net Increase in Net Assets Resulting from Operations	$ 202,311,139

See Notes to Financial Statements.

18 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Statements of Changes in Net Assets
	Year Ended September 30,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$ 85,906,345	$ 91,314,019
Net realized gain (loss)	43,811,032	(144,237,600)
Net change in unrealized appreciation/depreciation	72,593,762	136,802,026
Net increase in net assets resulting from operations	202,311,139	83,878,445
Dividends to Shareholders From
Net investment income:
Institutional	(22,236,336)	(22,891,440)
Investor A	(42,256,281)	(42,922,786)
Investor B	(3,625,940)	(4,961,796)
Investor C	(6,616,276)	(6,220,177)
Investor C1	(9,867,069)	(11,954,053)
Decrease in net assets resulting from dividends to shareholders	(84,601,902)	(88,950,252)
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(167,187,753)	(56,047,403)
Redemption Fee
Redemption fee	41,045	20,264
Net Assets
Total decrease in net assets	(49,437,471)	(61,098,946)
Beginning of year	1,019,595,485	1,080,694,431
End of year	$ 970,158,014	$1,019,595,485
Undistributed net investment income	$ 32,625,793	$ 19,269,129

See Notes to Financial Statements.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Financial Highlights
		Institutional						Investor A
		Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 4.14	$ 4.13	$ 5.12	$ 5.12	$ 5.04	$ 4.14	$ 4.14	$ 5.12	$ 5.12	$ 5.05
Net investment income[1]	0.38	0.37	0.39	0.39	0.38	0.37	0.37	0.38	0.38	0.37
Net realized and unrealized gain (loss)[2]	0.49	(0.00)[3]	(0.98)	(0.01)	0.08	0.49	(0.01)	(0.97)	—	0.06
Net increase (decrease) from investment
operations	0.87	0.37	(0.59)	0.38	0.46	0.86	0.36	(0.59)	0.38	0.43
Dividends from net investment income	(0.37)	(0.36)	(0.40)	(0.38)	(0.38)	(0.36)	(0.36)	(0.39)	(0.38)	(0.36)
Net asset value, end of year	$ 4.64	$ 4.14	$ 4.13	$ 5.12	$ 5.12	$ 4.64	$ 4.14	$ 4.14	$ 5.12	$ 5.12
Total Investment Return[4]
Based on net asset value	21.76%	11.63%	(12.25)%	7.75%	9.54%	21.49%	11.14%	(12.23)%	7.51%	9.06%
Ratios to Average Net Assets
Total expenses	0.70%	0.77%	0.72%	0.66%	0.64%	0.93%	0.97%	0.93%	0.89%	0.89%
Total expenses after fees waived and paid
indirectly	0.70%	0.77%	0.72%	0.66%	0.64%	0.93%	0.97%	0.93%	0.89%	0.89%
Total expenses after fees waived and paid
indirectly and excluding interest expense	0.69%	0.77%	0.72%	0.66%	0.64%	0.92%	0.97%	0.93%	0.89%	0.89%
Net investment income	8.50%	10.90%	8.23%	7.50%	7.55%	8.24%	10.72%	7.91%	7.27%	7.29%
Supplemental Data
Net assets, end of year (000)	$203,940	$263,648	$261,913	$331,998	$333,995	$492,815	$486,450	$495,943	$607,913	$551,649
Portfolio turnover	97%	98%	72%	80%	77%	97%	98%	72%	80%	77%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Amount is less than $(0.01) per share.
4 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

20 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Financial Highlights (continued)
			Investor B				Investor C
									October 2,
									2006[1] to
		Year Ended September 30,				Year Ended September 30, September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 4.14	$ 4.14	$ 5.13	$ 5.12	$ 5.05	$ 4.14	$ 4.14	$ 5.13	$ 5.13
Net investment income[2]	0.34	0.35	0.35	0.35	0.34	0.32	0.32	0.31	0.29
Net realized and unrealized gain (loss)[3]	0.49	(0.02)	(0.98)	0.01	0.07	0.50	(0.01)	(0.98)	0.03
Net increase (decrease) from investment operations	0.83	0.33	(0.63)	0.36	0.41	0.82	0.31	(0.67)	0.32
Dividends from net investment income	(0.33)	(0.33)	(0.36)	(0.35)	(0.34)	(0.32)	(0.31)	(0.32)	(0.32)
Net asset value, end of period	$ 4.64	$ 4.14	$ 4.14	$ 5.13	$ 5.12	$ 4.64	$ 4.14	$ 4.14	$ 5.13
Total Investment Return[4]
Based on net asset value	20.75%	10.42%	(12.91)%	7.14%	8.49%	20.30%	9.73%	(13.57)% 6.30%[5]
Ratios to Average Net Assets
Total expenses	1.55%	1.64%	1.51%	1.43%	1.42%	1.92%	2.24%	2.27%	2.16%[6]
Total expenses after fees waived and paid indirectly	1.55%	1.64%	1.51%	1.43%	1.42%	1.92%	2.24%	2.27%	2.16%[6]
Total expenses after fees waived and paid
indirectly and excluding interest expense	1.54%	1.64%	1.51%	1.43%	1.42%	1.91%	2.24%	2.27%	2.16%[6]
Net investment income	7.66%	10.24%	7.34%	6.72%	6.78%	7.26%	9.41%	6.57%	6.05%[6]
Supplemental Data
Net assets, end of period (000)	$ 43,620	$ 51,369	$ 74,449	$152,559	$284,787	$102,345	$ 84,176	$ 80,535	$ 70,070
Portfolio turnover	97%	98%	72%	80%	77%	97%	98%	72%	80%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Includes a redemption fee, which is less than $0.01 per share.
4 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.

See Notes to Financial Statements.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Financial Highlights (concluded)
			Investor C1
		Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 4.14	$ 4.14	$ 5.13	$ 5.12	$ 5.05
Net investment income[1]	0.34	0.34	0.35	0.35	0.34
Net realized and unrealized gain (loss)[2]	0.49	(0.01)	(0.98)	0.01	0.08
Net increase (decrease) from investment operations	0.83	0.33	(0.63)	0.36	0.42
Dividends from net investment income	(0.33)	(0.33)	(0.36)	(0.35)	(0.35)
Net asset value, end of year	$ 4.64	$ 4.14	$ 4.14	$ 5.13	$ 5.12
Total Investment Return[3]
Based on net asset value	20.70%	10.39%	(12.96)%	7.07%	8.42%
Ratios to Average Net Assets
Total expenses	1.59%	1.67%	1.57%	1.50%	1.48%
Total expenses after fees waived and paid indirectly	1.59%	1.66%	1.57%	1.50%	1.48%
Total expenses after fees waived and paid indirectly and
excluding interest expense	1.58%	1.66%	1.57%	1.50%	1.48%
Net investment income	7.61%	10.13%	7.28%	6.66%	6.70%
Supplemental Data
Net assets, end of year (000)	$127,439	$133,953	$167,855	$240,270	$274,416
Portfolio turnover	97%	98%	72%	80%	77%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

22 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock High Income Fund (the “Fund”), a series of BlackRock Bond
Fund, Inc. (the “Bond Fund”), is registered under the Investment
Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Bond Fund is organized as a Maryland corporation. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the
United States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares.
Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor C and Investor C1 Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1
Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately ten years. Investor B and C1 Shares are only avail-
able through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that
Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the "Board"). The Fund values its bond invest-
ments on the basis of last available bid prices or current market quota-
tions provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from deal-
ers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agree-
ments are valued utilizing quotes received daily by the Fund's pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remain-
ing maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the
NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is deter-
mined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is val-
ued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).
Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflect-
ing fair value (“Fair Value Assets”). When determining the price for Fair
Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materi-
ally affect the value of such instruments, those instruments may be Fair
Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Fund's books and records are main-
tained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against for-
eign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such com-
ponents are treated as ordinary income for federal income tax purposes.

Forward Commitments and When-Issued Delayed Delivery Securities:
The Fund may purchase securities on a when-issued basis and may pur-
chase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the pur-
chase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a secu-
rity on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctua-
tions. In the event of default by the counterparty, the Fund's maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the Schedule of Investments, if any.

Capital Trusts: These securities are typically issued by corporations, gen-
erally in the form of interest-bearing notes with preferred securities char-
acteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated
maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteris-
tics. Unlike interest payments on debt securities, preferred stock divi-
dends are payable only if declared by the issuer’s board of directors.
Preferred stock also may be subject to optional or mandatory redemp-
tion provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institu-
tions, and privately and publicly offered corporations (the “lender”).
Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan inter-
ests may include fully funded term loans or revolving lines of credit.
Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay inter-
est at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR
(London Inter Bank Offered Rate), the prime rate offered by one or more
US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be invest-
ments in debt securities for purposes of its investment policies.

When the Fund buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee.
On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Fund earns and/or pays facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statement of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commit-

24 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

ment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a bor-
rower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have vary-
ing terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower.
The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the
Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund gen-
erally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the bor-
rower, and the Fund may not benefit directly from any collateral support-
ing the loan in which it has purchased the Participation. As a result, the
Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund's investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Reverse Repurchase Agreements: The Fund may enter into reverse repur-
chase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-
dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The
Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the pro-
ceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the
Fund's use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund's obligation to repurchase the securities.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experi-
ence greater volatility in market value than similar maturity debt obliga-
tions which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures con-
tracts, foreign currency exchange contracts, swaps and written options), or certain borrowings (e.g., reverse repurchase agreements) the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segre-
gated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in facility and other fees in the Statement of Operations.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RIC”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund has wholly owned taxable subsidiaries organized as limited lia-
bility companies (the “Taxable Subsidiaries”), each of which holds one of the investments listed in the Schedule of Investments. The Taxable
Subsidiaries allow the Fund to hold an investment that is organized as an operating partnership while still satisfying RIC tax requirements.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

Income earned on the investments held by the Taxable Subsidiaries is taxable to such subsidiaries. Income tax expense, if any, of the Taxable
Subsidiaries is reflected in the market value of the investments held by the Taxable Subsidiaries.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Fund's US federal tax returns remains open for each of the four years ended September 30, 2010. The statutes of limitations on the
Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax posi-
tions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropri-
ate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on unin-
vested cash balances, which if applicable are shown as fees paid indi-
rectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using deriva-
tive contracts both to increase the returns of the Fund and to economi-
cally hedge, or protect, its exposure to certain risks such as credit risk, equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfa-
vorable change in the market rates or values of the underlying instru-
ment or if the counterparty does not perform under the contract. The
Fund's maximum risk of loss from counterparty credit risk on OTC deriva-
tives is generally the aggregate unrealized gain netted against any collat-
eral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts.
Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counter-
party. Counterparty risk related to exchange-traded financial futures con-
tracts and options is minimal because of the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and
Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA

Master Agreement allows the Fund to offset with each separate counter-
party certain derivative financial instrument’s payables and/or receiv-
ables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or other-
wise, the Fund bears the risk of loss from counterparty non-performance.
See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counter-
party risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain expo-
sure to, or economically hedge against, changes in interest rates (inter-
est rate risk) or foreign currencies (foreign currency exchange rate risk).
Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield.
Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the con-
tract is closed, the Fund records a realized gain or loss equal to the dif-
ference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transac-
tions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either spe-
cific transactions or portfolio instruments or to obtain exposure to for-
eign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the
Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract

26 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to gener-
ate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund pur-
chases (writes) an option, an amount equal to the premium paid
(received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the cur-
rent market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related pre-
mium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a clos-
ing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid).
When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavor-
able change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap, which is recognized as realized gain or loss in the
Statement of Operations. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).
When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the clos-
ing transaction and the Fund's basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transac-
tions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of
Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

• Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combi-
nation or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring).
Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or under-
lying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

Derivative Instruments Categorized by Risk Exposure:
Fair Values of Derivative Instruments as of September 30, 2010

	Asset Derivatives		Liability Derivatives
	Statement of Assets and		Statement of Assets and
	Liabilities Location	Value	Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign		Unrealized depreciation on foreign
	currency exchange contracts	$ 288,792	currency exchange contracts	$5,707,693
Credit contracts	Unrealized appreciation on swaps	167,273	Unrealized depreciation on swaps	771,285
Equity contracts	Net unrealized appreciation/		Net unrealized appreciation/
	depreciation*	—	depreciation*	324,189
Total		$ 456,065		$6,803,167

* Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations
Year Ended September 30, 2010

Net Realized Gain (Loss) from

	Financial	Foreign
	Futures	Currency
	Contracts	Transactions	Swaps	Options**
Equity contracts	$ 719,089	—	—	—
Foreign currency exchange contracts	—	$12,928,759	—	—
Credit contracts	—	—	$ (6,690,242)	$ 695,250
Total	$ 719,089	$12,928,759	$ (6,690,242)	$ 695,250

Net Change in Unrealized Appreciation/Depreciation on

	Financial	Foreign
	Futures	Currency
	Contracts	Transactions	Swaps
Equity contracts	$ (324,189)	—	—
Foreign currency exchange contracts	—	$ (5,330,707)	—
Credit contracts	—	—	$4,910,135
Total	$ (324,189)	$ (5,330,707)	$4,910,135

** Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended September 30, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts sold	40
Average notional value of contracts sold	$ 10,852,635
Foreign currency exchange contracts:
Average number of contracts-US dollars purchased	11
Average number of contracts-US dollars sold	5
Average US dollar amounts purchased	$105,839,332
Average US dollar amounts sold	$ 12,417,959
Options:
Average number of contracts written.	19
Average notional value of contracts written	$ 19,250,000
Credit default swaps:
Average number of contracts-buy protection	9
Average number of contracts-sell protection	8
Average notional value-buy protection	$ 21,236,563
Average notional value-sell protection	$ 8,256,250

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but
BAC and Barclays are not.

The Bond Fund, on behalf of the Fund, has entered into an investment
Advisory Agreement with BlackRock Advisors, LLC (“the Manager”), the
Fund’s investment advisor, an indirect, wholly owned subsidiary of
BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such serv-
ices, the Fund pays the Manager a monthly fee with respect to the Fund

28 BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

based upon the aggregate average daily value of the net assets of the
Fund and BlackRock Total Return Fund of BlackRock Bond Fund, Inc.
(“Total Return Fund”) at the following annual rates:

Not exceeding $250 million	0.55%
In excess of $250 million, but not exceeding $500 million	0.50%
In excess of $500 million, but not exceeding $750 million	0.45%
In excess of $750 million	0.40%

For the year ended September 30, 2010, the aggregate average daily net assets of the Fund and the Total Return Fund were approximately
$3,681,161.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, how-
ever the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund's investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock
Financial Management, Inc. (“BFM”), an affiliate of the Manager. The
Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended September 30, 2010, the Fund reimbursed the
Manager $21,062 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund has entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (”BRIL“), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in
accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund.
The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribu-
tion related services to Investor A, Investor B, Investor C and Investor
C1 shareholders.

For the year ended September 30, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the
Fund's Investor A Shares, which totaled $32,707. Affiliates received con-
tingent deferred sales charges of $13,602, $15,831 and $3,232 relat-
ing to transactions in Investor B, Investor C and Investor C1 Shares,
respectively. Furthermore, affiliates received contingent deferred sale charges of $749 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global
Investment Servicing (US) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, The Bank of New York Mellon
Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for share-
holder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive a fee that could vary depending on, among other things, shareholder accounts, share class and net assets. For the year ended September 30,
2010 the Fund paid $105,108 to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of
Fund shares. For the year ended September 30, 2010, the Fund reim-
bursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations.

Institutional	$4,606
Investor A	$9,143
Investor B	$ 774
Investor C	$2,541
Investor C1	$2,820

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for com-
pensation paid to the Fund's Chief Compliance Officer.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

4. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United
States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of
September 30, 2010 attributable to the accounting for swap agreements, amortization methods on fixed income securities, the classification of settlement proceeds, foreign currency transactions, securities in default and the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$ (187,386,138)
Undistributed net investment income	$ 12,052,221
Accumulated net realized loss	$ 175,333,917

The tax character of distributions paid during the fiscal years ended
September 30, 2010 and September 30, 2009 was as follows:

Ordinary income
9/30/2010	$ 84,601,902
9/30/2009	88,950,252
Total distributions
9/30/2010	$ 84,601,902
9/30/2009	$ 88,950,252

As of September 30, 2010, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$ 30,905,766
Capital loss carryforward	$(1,478,642,409)
Net unrealized losses*	$ (78,319,260)
Total	$(1,526,055,903)

* The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, the timing and recognition of partnership income, the accounting for swap agreements, investments in wholly owned subsidiaries and other temporary differences.

As of September 30, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration dates:

Expires September 30,
2011	$ 684,131,730
2012	$ 458,613,508
2013	$ 8,631,903
2014	$ 59,615,799
2015	$ 82,988,587
2016	$ 10,095,668
2017	$ 82,037,194
2018	$ 92,528,020
Total	$ 1,478,642,409

5. Investments:

Purchases and sales of investments, including paydowns and excluding short-term securities, for the year ended September 30, 2010, were
$1,031,399,982 and $1,173,932,790, respectively.

Transactions in options written for the year ended September 30, 2010 were as follows:

	Calls		Puts
	Notional	Premiums	Notional	Premiums
	(000)	Received	(000)	Received
Outstanding options,
beginning of year	—	—	—	—
Options written	87,050	$ 891,250	13,500	$ 202,500
Options expired	(48,550)	(492,750)	(13,500)	(202,500)
Options exercised	(38,500)	(398,500)
Outstanding options,
end of year	—	—	—	—

6. Commitments:

The Fund may invest in floating rate loan interests. In connection with these investments, the Fund may also enter into unfunded loan commit-
ments (“commitments”). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statement of
Operations as facility and other fees, is recognized ratably over the commitment period. As of September 30, 2010, the Fund had the following unfunded loan commitments:

	Unfunded	Value of
Borrower	Commitment	Underlying Loans
Delphi Holdings LLP	$ 3,045,437	$ 2,877,938

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the mar-
ket (market risk) or failure of the issuer of a security to meet all its obli-
gations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund's exposure to market, issuer

30 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund's Statement of Assets and Liabilities, less any collateral held by the Fund.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended		Year Ended
	September 30, 2010		September 30, 2009
	Shares	Amount	Shares	Amount
Institutional
Shares sold	10,966,360	$ 48,677,491	10,248,030	$ 33,796,456
Shares issued to shareholders in reinvestment of dividends	4,048,334	17,952,692	5,515,311	18,473,295
Total issued	15,014,694	66,630,183	15,763,341	52,269,751
Shares redeemed	(34,762,774)	(154,935,872)	(15,432,734)	(51,748,056)
Net increase (decrease)	(19,748,080)	$ (88,305,689)	330,607	$ 521,695
Investor A
Shares sold and automatic conversion of shares	29,634,616	$ 132,991,321	23,442,360	$ 76,468,076
Shares issued to shareholders in reinvestment of dividends	6,573,022	29,249,111	8,860,880	29,643,518
Total issued	36,207,638	162,240,432	32,303,240	106,111,594
Shares redeemed	(47,515,988)	(213,890,697)	(34,762,793)	(118,759,581)
Net decrease	(11,308,350)	$ (51,650,265)	(2,459,553)	$ (12,647,987)
Investor B
Shares sold	413,902	$ 1,841,440	710,842	$ 2,352,052
Shares issued to shareholders in reinvestment of dividends	464,840	2,065,013	844,417	2,804,248
Total issued	878,742	3,906,453	1,555,259	5,156,300
Shares redeemed and automatic conversion of shares	(3,886,647)	(17,233,159)	(7,153,740)	(23,710,078)
Net decrease	(3,007,905)	$ (13,326,706)	(5,598,481)	$ (18,553,778)
Investor C
Shares sold	7,191,551	$ 32,010,925	8,350,652	$ 27,893,838
Shares issued to shareholders in reinvestment of dividends	1,254,042	5,585,490	1,610,356	5,387,974
Total issued	8,445,593	37,596,415	9,961,008	33,281,812
Shares redeemed	(6,728,040)	(29,852,893)	(9,110,981)	(30,863,264)
Net increase	1,717,553	$ 7,743,522	850,027	$ 2,418,548
Investor C1
Shares sold	54,225	$ 241,171	77,817	$ 265,035
Shares issued to shareholders in reinvestment of dividends	1,650,424	7,334,151	2,696,340	8,979,728
Total issued	1,704,649	7,575,322	2,774,157	9,244,763
Shares redeemed	(6,600,492)	(29,223,937)	(11,016,220)	(37,030,644)
Net decrease	(4,895,843)	$ (21,648,615)	(8,242,063)	$ (27,785,881)

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Notes to Financial Statements (concluded)

10. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010 and was subsequently renewed until November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2008, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008, a commitment fee of 0.08%
per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the
Statement of Operations, and interest at a rate equal to the higher of
(a) federal funds effective rate and (b) reserve adjusted one-month
LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the
CDX Index (as defined in the credit agreement) on amounts borrowed.
Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of
October 31, 2009, a commitment fee of 0.10% per annum based on the Fund's pro rata share of the unused portion of the credit agreement which is included in miscellaneous in the Statement of Operations and interest at a rate equal to the higher of (a) the one-month LIBOR plus
1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agree-
ment during the year ended September 30, 2010.

For the year ended September 30, 2010, the Fund’s daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements was approximately $22,979,000 and the daily average weighted interest rate was 0.46%.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the
Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

32 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock
Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Income Fund, one of the Funds constituting BlackRock Bond Fund, Inc. (the “Fund”), as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over finan-

cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers and agent banks;
where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Income Fund of BlackRock Bond Fund, Inc. as of
September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 26, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock High Income Fund of BlackRock Bond Fund,
Inc. during the fiscal year ended September 30, 2010:

Interest-Related Dividends for Non-U.S. Residents*
Month(s) Paid:	October 2009 – January 2010	83.60%
	February 2010	76.61%
	March 2010 – September 2010	74.23%

* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock High Income Fund (the
“Fund”), a series of BlackRock Bond Fund, Inc. (the “Corporation”), met on April 13, 2010 and May 11–12, 2010 to consider the approval of the
Corporation’s investment advisory agreement (the “Advisory Agreement”), on behalf of the Fund, with BlackRock Advisors, LLC (the “Manager”), the
Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the
Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”),
with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory
Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not
“interested persons” of the Corporation as defined in the Investment
Company Act of 1940, as amended (the “1940 Act”) (the “Independent
Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Inde-
pendent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five stand-
ing committees: an Audit Committee, a Governance and Nominating
Committee, a Compliance Committee, a Performance Oversight
Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight
Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board
Members. The Board also has one ad hoc committee, the Joint Product
Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the cont-
inuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of
BlackRock and its affiliates, including investment management, admin-
istrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agree-
ments, including the services and support provided by BlackRock to the
Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, adminis-
tration, if applicable, and other amounts paid to BlackRock and its affili-
ates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating ex-
penses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and compliance policies and proce-
dures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on
BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 13, 2010 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meet-
ing included (a) information independently compiled and prepared by
Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the prof-
itability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders;
(c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the
Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 13, 2010 meeting, the
Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 11–12, 2010 Board meeting.

34 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on May 11–12, 2010, the Board, including the Independent Board Members, unanimously approved the continua-
tion of the Advisory Agreement between the Manager and the Corporation, on behalf of the Fund, and the Sub-Advisory Agreement between the
Manager and the Sub-Advisor with respect to the Fund, each for a one-
year term ending June 30, 2011. In approving the continuation of the
Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valua-
tion and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the
Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board
Member may have attributed different weights to the various
items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the
Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with
BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the
Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities,
BlackRock’s use of technology, BlackRock’s commitment to compliance,
BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capa-
bilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The
Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and
BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the
Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services,
BlackRock and its affiliates provide the Fund with other services, includ-
ing (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports;
(ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing
Board meetings and preparing the materials for such Board meetings;
(v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board,
including the Independent Board Members, also reviewed and consid-
ered the performance history of the Fund. In preparation for the April 13,
2010 meeting, the Board was provided with reports, independently pre-
pared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed vari-
ous factors that affect Lipper’s rankings. In connection with its review, the
Board received and reviewed information regarding the investment per-
formance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable
Lipper category. The Board was provided with a description of the meth-
odology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Fund ranked in the first, fourth and third quartiles against its Lipper Performance Universe for the one-, three-
and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Fund’s underperformance during the three-
and five-year periods compared with its Peers. The Board was informed that, among other things, there were a few specific bond issues that contributed to very weak performance in 2008, particularly impacting the Fund’s overall three- and five-year performance.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

resources necessary to assist the Fund’s portfolio managers and to improve the Fund's performance.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Fund: The Board, including the Independent Board
Members, reviewed the Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed
institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed
BlackRock’s profitability with respect to the Fund and other funds the
Board currently oversees for the year ended December 31, 2009 com-
pared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and method-
ology of allocating expenses in the profitability analysis, noting the inher-
ent limitations in allocating costs among various advisory products. The
Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for lead-
ing investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, trans-
late to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality invest-
ment management personnel to perform its obligations under the
Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the
Fund’s Peers, in each case, before taking into account any expense reim-
bursements or fee waivers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of BlackRock Total Return Fund, also a series of the Corporation, increase above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the aggregate asset level of the Fund and the BlackRock Total
Return Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and signifi-
cant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant sharehold-
ers as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a num-
ber of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds
(“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

36 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund market-
place, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the
Manager and the Corporation, on behalf of the Fund, for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-
year term ending June 30, 2011. As part of its approval, the Board con-
sidered the discussions of BlackRock’s fee structure, as it applies to the
Fund, being conducted by the ad hoc Joint Product Pricing Committee.
Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was sat-
isfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The
Independent Board Members were also assisted by the advice of inde-
pendent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discus-
sions between such Board Members (and predecessor Board Members)
and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’
conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Officers and Directors
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1]
Robert M. Hernandez	Chairman of the	Since	Director, Vice Chairman and Chief Financial Officer of USX	34 RICs consisting of	ACE Limited
55 East 52nd Street	Board, Director and 2007		Corporation (energy and steel business) from 1991 to 2001.	98 Portfolios	(insurance company);
New York, NY 10055	Member of the				Eastman Chemical
1944	Audit Committee				Company (chemicals);
RTI International
Metals, Inc. (metals);
TYCO Electronics
(electronics)
Fred G. Weiss	Vice Chairman	Since	Managing Director, FGW Associates (consulting and investment	34 RICs consisting of	Watson
55 East 52nd Street	of the Board,	2007	company) since 1997; Director, Michael J. Fox Foundation for	98 Portfolios	Pharmaceutical Inc.
New York, NY 10055	Chairman of the		Parkinson’s Research since 2000; Director, BTG International
1941	Audit Committee		Plc (a global technology commercialization company) from
	and Director		2001 to 2007.
James H. Bodurtha	Director	Since	Director, The China Business Group, Inc. (consulting firm) since	34 RICs consisting of	None
55 East 52nd Street		2002	1996 and Executive Vice President thereof from 1996 to 2003;	98 Portfolios
New York, NY 10055			Chairman of the Board, Berkshire Holding Corporation since 1980.
1944
Bruce R. Bond	Director	Since	Trustee and Member of the Governance Committee, State Street	34 RICs consisting of	None
55 East 52nd Street		2007	Research Mutual Funds from 1997 to 2005; Board Member of	98 Portfolios
New York, NY 10055			of Governance, Audit and Finance Committee, Avaya Inc.
1946			(computer equipment) from 2003 to 2007.
Donald W. Burton	Director	Since	Managing General Partner, The Burton Partnership, LP (an	34 RICs consisting of	Knology, Inc. (tele-
55 East 52nd Street		2007	investment partnership) since 1979; Managing General Partner,	98 Portfolios	communications);
New York, NY 10055			The South Atlantic Venture Funds since 1983; Member of the		Capital Southwest
1944			Investment Advisory Council of the Florida State Board of		(financial)
Administration from 2001 to 2007.
Honorable	Director	Since	Partner and Head of International Practice, Covington and	34 RICs consisting of	Alcatel-Lucent (tele-
Stuart E. Eizenstat		2007	Burling LLP (law firm) since 2001; International Advisory Board	98 Portfolios	communications);
55 East 52nd Street			Member, The Coca Cola Company since 2002; Advisory Board		Global Specialty
New York, NY 10055			Member, BT Americas (telecommunications) since 2004;		Metallurgical (metal-
1943			Member of the Board of Directors, Chicago Climate Exchange		lurgical industry);
			(environmental) since 2006; Member of the International		UPS Corporation
			Advisory Board GML (energy) since 2003.		(delivery service)
Kenneth A. Froot	Director	Since	Professor, Harvard University since 1992.	34 RICs consisting of	None
55 East 52nd Street		2007		98 Portfolios
New York, NY 10055
1957
John F. O’Brien	Director	Since	Chairman and Director, Woods Hole Oceanographic Institute	34 RICs consisting of	Cabot Corporation
55 East 52nd Street		2007	since 2009 and Trustee thereof from 2003 to 2009; Director,	98 Portfolios	(chemicals); LKQ
New York, NY 10055			Allmerica Financial Corporation from 1995 to 2003; Director,		Corporation (auto
1943			ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy		parts manufacturing);
			solutions company) from 2006 to 2007; Vice Chairman and		TJX Companies, Inc.
			Director, Boston Lyric Opera from 2002 to 2007.		(retailer)
Roberta Cooper Ramo	Director	Since	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law	34 RICs consisting of	None
55 East 52nd Street		2007	firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail)	98 Portfolios
New York, NY 10055			since 2000; Director, ECMC Group (service provider to
1942			students, schools and lenders) since 2001; President, The
American Law Institute, (non-profit) since 2008; President,
American Bar Association from 1995 to 1996.

38 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Officers and Directors (continued)
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1] (concluded)
David H. Walsh	Director	Since	Director, National Museum of Wildlife Art since 2007; Trustee,	34 RICs consisting of	None
55 East 52nd Street		2007	University of Wyoming Foundation since 2008; Director, Ruckleshaus	98 Portfolios
New York, NY 10055			Institute and Haub School of Natural Resources at the University
1941			of Wyoming from 2006 to 2008; Director, The American Museum
of Fly Fishing since 1997; Director, The National Audobon Society from 1998 to 2005.
Richard R. West	Director and	Since	Dean Emeritus, New York University’s Leonard N. Stern School	34 RICs consisting of	Bowne & Co., Inc.
55 East 52nd Street	Member of the	2007	of Business Administration since 1995.	98 Portfolios	(financial printers);
New York, NY 10055	Audit Committee				Vornado Realty Trust
1938					(real estate
company);
Alexander’s Inc.
(real estate
company)
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served as a director for the Fund covered by this annual report. Following the combination of Merrill
Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock
Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H.
Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996;
John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.
Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive	169 RICs consisting of	None
55 East 52nd Street		2007	Officer, State Street Research & Management Company from	290 Portfolios
New York, NY 10055			2000 to 2005; Chairman of the Board of Trustees, State Street
1945			Research Mutual Funds from 2000 to 2005.
Laurence D. Fink	Director	Since	Chairman and Chief Executive Officer of BlackRock, Inc. since its	34 RICs consisting of	None
55 East 52nd Street		2007	formation in 1998 and of BlackRock, Inc.’s predecessor entities	98 Portfolios
New York, NY 10055			since 1988 and Chairman of the Executive and Management
1952			Committees; Managing Director, The First Boston Corporation,
Member of its Management Committee, Co-head of its Taxable
Fixed Income Division and Head of its Mortgage and Real Estate
Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York
University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board
Governance, and the Committee on Trustees; Co-Chairman of
the NYU Hospitals Center Board of Trustees, Chairman of the
Development/Trustee Stewardship Committee and Chairman of
the Finance Committee; Trustee, The Boys’ Club of New York.

Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing	169 RICs consisting of	None
55 East 52nd Street		2007	Director, BlackRock, Inc. from 1989 to 2007; Chief	290 Portfolios
New York, NY 10055			Administrative Officer, BlackRock Advisors, LLC from 1998 to
1947			2007; President of BlackRock Funds and BlackRock Bond
Allocation Target Shares from 2005 to 2007 and Treasurer of
certain closed-end funds in the BlackRock fund complex from
1989 to 2006.

3 Messrs. Davis and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affil-
iates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of
BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Officers and Directors (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund	Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John M. Perlowski	President	Since	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009;
55 East 52nd Street	and Chief	2010	Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management,
New York, NY 10055	Executive		L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President
1964	Officer		thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.
Jeffrey Holland, CFA	Vice	Since	Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s US Retail Group since 2009;
55 East 52nd Street	President	2009	Co-head of Product Development and Management for BlackRock’s US Retail Group from 2007 to 2009;
New York, NY 10055			Product Manager of Raymond James & Associates from 2003 to 2006.
1971
Brendan Kyne	Vice	Since	Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s US
55 East 52nd Street	President	2009	Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to
New York, NY 10055			2008; Associate of BlackRock, Inc. from 2002 to 2004.
1977
Brian Schmidt	Vice	Since	Managing Director of BlackRock, Inc. since 2004; Various positions with US Trust Company from 1991 to 2003
55 East 52nd Street	President	2009	including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial
New York, NY 10055			Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001
1958			to 2003.
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
55 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director
New York, NY 10055			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.
New York, NY 10055	Officer
1959
Howard Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of US Funds at BlackRock, Inc. since 2006; General
55 East 52nd Street		2007	Counsel (US) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10055
1965
[1] Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Investment Advisor	Custodian		Accounting Agent	Distributor	Address of the Fund
BlackRock Advisors, LLC	State Street Bank		State Street Bank	BlackRock Investments, LLC	100 Bellevue Parkway
Wilmington, DE 19809	and Trust Company		and Trust Company	New York, NY 10022	Wilmington, DE 19809
	North Quincy, MA 02171		Princeton, NJ 08540
Sub-Advisor				Legal Counsel
BlackRock Financial	Transfer Agent		Independent Registered	Willkie Farr & Gallagher LLP
Management, Inc.	BNY Mellon Investment		Public Accounting Firm	New York, NY 10019
New York, NY 10022	Servicing (US) Inc.		Deloitte & Touche LLP
	Wilmington, DE 19809		Princeton, NJ 08540

Effective September 15, 2010, John M. Perlowski became
President and Chief Executive Officer of the Fund.

40 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Fund’s Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
http://www.blackrock.com or by calling (800) 441-7762 and
(2) on the SEC’s website at http://www.sec.gov.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at

http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different privacy-
related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your trans-
actions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the information.
BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

42 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund		BlackRock Science & Technology
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*		Opportunities Portfolio
BlackRock Capital Appreciation Fund	BlackRock International Fund		BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock S&P 500 Stock Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
Fixed Income Funds
BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio		BlackRock Managed Income Portfolio
BlackRock Bond Portfolio	BlackRock Income Portfolio†		BlackRock Multi-Sector Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Short-Term Bond Fund
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government		BlackRock Strategic Income
BlackRock GNMA Portfolio	Bond Portfolio		Opportunities Portfolio
BlackRock Global Dividend Income Portfolio†	BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund		BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055
2035

* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at

www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2010

#10251-2-9/10

This report is not authorized for use as an offer to buy

shares of the Fund unless accompanied or preceded by the

Fund’s current prospectus. Past performance results shown

in this report should not be considered a representation of

future performance. Investment returns and principal value

of shares will fluctuate so that shares, when redeemed, may

be worth more or less than their original cost. Statements

and other information herein are as dated and are subject

to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock High
Income Fund of
BlackRock Bond	$39,300	$39,300	$0	$0	$6,100	$6,100	$229	$1,028
Fund, Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock High Income Fund	$17,106	$409,628
of BlackRock Bond Fund, Inc.

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock High Income Fund of BlackRock Bond Fund, Inc.

By: /s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer of
BlackRock High Income Fund of BlackRock Bond Fund, Inc.

Date: December 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock High Income Fund of BlackRock Bond Fund, Inc.

Date: December 1, 2010

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock High Income Fund of BlackRock Bond Fund, Inc.

Date: December 1, 2010